UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2016

OTTAWA BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-211860	81-2959182
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

925 LaSalle Street, Ottawa, Illinois 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On October 11, 2016, Ottawa Savings Bancorp MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and Ottawa Bancorp, Inc., a Maryland corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for Ottawa Savings Bank (the “Bank”) and acquired ownership of all of the issued and outstanding capital stock of the Bank. In connection with the Conversion, a total of 2,383,950 shares of common stock (the “Common Stock”) were sold in a subscription and community offering (the “Offering”), including shares purchased by the Bank’s employee stock ownership plan, at $10.00 per share for gross proceeds of $23.8 million. In addition and in accordance with the Plan, approximately 1,066,050 additional shares of Common Stock (without taking into consideration cash paid in lieu of fractional shares) were issued to the public stockholders (i.e., stockholders other than the MHC) of Ottawa Savings Bancorp, Inc. (the “Mid-Tier Holding Company”), the former federally chartered mid-tier holding company for the Bank, as of the closing date of the Conversion in exchange for their outstanding shares of common stock of the Mid-Tier Holding Company. Each share of common stock of the Mid-Tier Holding Company was converted into the right to receive 1.1921 shares of Common Stock.

The Common stock issued in the Offering and the Conversion were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-211860) filed initially with the Securities and Exchange Commission (the “SEC”) on June 6, 2016, as amended, and declared effective by the SEC on August 10, 2016 (the “Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor issuer to the Mid-Tier Holding Company in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of Ottawa Bancorp Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated October 11, 2016, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d)     Exhibits

                          Number          Description

                          99.1                 Press Release dated October 11, 2016

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

OTTAWA BANCORP, INC.
(Registrant)

Date: October 11, 2016	By:	/s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer